Exhibit 99.2

FBR Securitization Trust 2005-5

Disclaimer

COMPUTATIONAL MATERIALS

This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.

If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.

The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

FBRSI 2005-5

	Class AV2-1
	Prepay Vector 1		Prepay Vector 2
	Fwd LIBOR + 100 bps	Fwd LIBOR + 200 bps	Fwd LIBOR + 100 bps	Fwd LIBOR + 200 bps
WAL	0.89	0.89	1.03	1.03
Modified Duration	0.85	0.84	0.98	0.97
Window	1 - 21	1 - 21	1 - 23	1 - 23

Assumptions
LIBOR assumption: as noted
No Losses

Prepay Vector 1
Fixed Rate 2/28 ARM	Prepayment start at 5% CPR in month one, and increase to 18 CPR in month 12 and remain at 13 CPR thereafter 5% CPR in month 1, ramp up to 27 CPR in month 12 and remaining at 27 CPR until month 23, increasing and remaining constant at 40 CPR from month 24 until month 28, 25CPR thereafter.

3/27 ARM and 5/25 ARM	5% CPR in month 1, ramp up to 27 CPR in month 12 and remaining at 27 CPR until month 35, increasing and remaining constant at 40 CPR from month 36 until month 40, 25 CPR thereafter.

Prepay Vector 2
Fixed Rate 2/28 ARM	Prepayment start at 5% CPR in month one, and increase to 15 CPR in month 12 and remain at 13 CPR thereafter 5% CPR in month 1, ramp up to 22 CPR in month 12 and remaining at 22 CPR until month 23, increasing and remaining constant at 40 CPR from month 24 until month 28, 22 CPR thereafter.

3/27 ARM and 5/25 ARM	5% CPR in month 1, ramp up to 22 CPR in month 12 and remaining at 22 CPR until month 35, increasing and remaining constant at 40 CPR from month 36 until month 40, 22 CPR thereafter.

Disclaimer

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-5 Marketing - CashflowsAV2-1

Assumptions

Forward LIBOR + 100 bps

Prepay Assumption: Prepay Vector 1

No Losses

Period	Date	Principal	Interest	Cash Flow	Balance	Princ Writedown
Total		136,904,000.00	7,120,957.03	144,024,957.03		0
0	15-Dec-05	0	0	0	136,904,000.00	0
1	25-Dec-05	3,330,218.54	165,425.67	3,495,644.21	133,573,781.46	0
2	25-Jan-06	3,989,173.47	640,729.31	4,629,902.78	129,584,607.99	0
3	25-Feb-06	4,639,172.42	628,623.93	5,267,796.35	124,945,435.57	0
4	25-Mar-06	5,280,142.52	555,382.46	5,835,524.99	119,665,293.04	0
5	25-Apr-06	5,908,759.07	598,228.41	6,506,987.48	113,756,533.97	0
6	25-May-06	6,521,682.66	562,213.23	7,083,895.89	107,234,851.31	0
7	25-Jun-06	7,115,585.69	543,981.55	7,659,567.24	100,119,265.62	0
8	25-Jul-06	7,687,180.05	492,803.71	8,179,983.76	92,432,085.57	0
9	25-Aug-06	8,232,992.54	472,113.57	8,705,106.11	84,199,093.03	0
10	25-Sep-06	8,488,815.45	426,212.07	8,915,027.51	75,710,277.58	0
11	25-Oct-06	8,192,743.79	370,986.67	8,563,730.46	67,517,533.80	0
12	25-Nov-06	7,988,320.93	342,910.30	8,331,231.23	59,529,212.87	0
13	25-Dec-06	7,789,122.11	287,575.71	8,076,697.81	51,740,090.76	0
14	25-Jan-07	7,595,012.39	258,337.27	7,853,349.66	44,145,078.37	0
15	25-Feb-07	7,405,860.34	220,464.94	7,626,325.28	36,739,218.03	0
16	25-Mar-07	7,221,537.93	165,737.55	7,387,275.48	29,517,680.10	0
17	25-Apr-07	7,041,920.45	147,480.33	7,189,400.78	22,475,759.65	0
18	25-May-07	6,866,886.42	108,692.77	6,975,579.19	15,608,873.23	0
19	25-Jun-07	6,696,317.52	78,027.54	6,774,345.07	8,912,555.71	0
20	25-Jul-07	6,530,098.50	43,117.46	6,573,215.96	2,382,457.20	0
21	25-Aug-07	2,382,457.20	11,912.59	2,394,369.79	0	0

Accum Princ Writedown	Gross Writedown	Accum Gross Writedown	Accrued Interest
	0		7,120,957.03
0	0	0	0
0	0	0	165,425.67
0	0	0	640,729.31
0	0	0	628,623.93
0	0	0	555,382.46
0	0	0	598,228.41
0	0	0	562,213.23
0	0	0	543,981.55
0	0	0	492,803.71
0	0	0	472,113.57
0	0	0	426,212.07
0	0	0	370,986.67
0	0	0	342,910.30
0	0	0	287,575.71
0	0	0	258,337.27
0	0	0	220,464.94
0	0	0	165,737.55
0	0	0	147,480.33
0	0	0	108,692.77
0	0	0	78,027.54
0	0	0	43,117.46
0	0	0	11,912.59

Interest Shortfall	Accum Interest Shortfall	Couponcap Shortfall	Couponcap Accum Shortfall
0		0
0	0	0	0
0	0	0	0
0	0	0	0
0	0	0	0
0	0	0	0
0	0	0	0
0	0	0	0
0	0	0	0
0	0	0	0
0	0	0	0
0	0	0	0
0	0	0	0
0	0	0	0
0	0	0	0
0	0	0	0
0	0	0	0
0	0	0	0
0	0	0	0
0	0	0	0
0	0	0	0
0	0	0	0
0	0	0	0

Couponcap Shortfall Payback	Capped Optimal Interest	Coupon	Effective Coupon	Couponcap Rate	Credit Support	LIBOR_1MO
0	7,120,957.03
0	0				0
0	165,425.67	4.35	4.35	12.54274	24.6	4.22
0	640,729.31	5.5705	5.5705	7.95065	24.85	5.4405
0	628,623.93	5.6335	5.6335	8.02235	25.15	5.5035
0	555,382.46	5.715	5.715	8.85409	25.5	5.585
0	598,228.41	5.8055	5.8055	8.21657	25.9	5.6755
0	562,213.23	5.9307	5.9307	8.5852	26.35	5.8007
0	543,981.55	5.891	5.891	8.32829	26.87	5.761
0	492,803.71	5.9066	5.9066	8.59051	27.45	5.7766
0	472,113.57	5.9315	5.9315	8.40055	28.1	5.8015
0	426,212.07	5.8784	5.8784	8.36452	28.8	5.7484
0	370,986.67	5.8801	5.8801	8.61918	29.52	5.7501
0	342,910.30	5.898	5.898	8.42441	30.25	5.768
0	287,575.71	5.797	5.797	8.57568	31	5.667
0	258,337.27	5.7983	5.7983	8.36363	31.77	5.6683
0	220,464.94	5.7996	5.7996	8.38582	32.56	5.6696
0	165,737.55	5.8001	5.8001	9.16635	33.37	5.6701
0	147,480.33	5.8022	5.8022	8.4335	34.19	5.6722
0	108,692.77	5.8032	5.8032	8.69434	35.04	5.6732
0	78,027.54	5.8052	5.8052	8.48275	35.9	5.6752
0	43,117.46	5.8054	5.8054	8.74524	36.79	5.6754
0	11,912.59	5.8066	5.8066	8.53272	100	5.6766

Disclaimer

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-5 Marketing - CashflowsAV2-1

Assumptions

Forward LIBOR + 200 bps

Prepay Assumption: Prepay Vector 1

No Losses

Period	Date	Principal	Interest	Cash Flow	Balance	Princ Writedown
Total		136,904,000.00	8,319,510.44	145,223,510.44		0
0	15-Dec-05	0	0	0	136,904,000.00	0
1	25-Dec-05	3,330,218.54	165,425.67	3,495,644.21	133,573,781.46	0
2	25-Jan-06	3,989,173.47	755,751.18	4,744,924.65	129,584,607.99	0
3	25-Feb-06	4,639,172.42	740,210.68	5,379,383.10	124,945,435.57	0
4	25-Mar-06	5,280,142.52	652,562.24	5,932,704.77	119,665,293.04	0
5	25-Apr-06	5,908,759.07	701,273.52	6,610,032.59	113,756,533.97	0
6	25-May-06	6,521,682.66	657,010.34	7,178,693.00	107,234,851.31	0
7	25-Jun-06	7,115,585.69	636,322.67	7,751,908.36	100,119,265.62	0
8	25-Jul-06	7,687,180.05	576,236.43	8,263,416.48	92,432,085.57	0
9	25-Aug-06	8,232,992.54	551,707.86	8,784,700.40	84,199,093.03	0
10	25-Sep-06	8,488,815.45	498,716.84	8,987,532.29	75,710,277.58	0
11	25-Oct-06	8,192,743.79	434,078.57	8,626,822.35	67,517,533.80	0
12	25-Nov-06	7,988,320.93	401,050.40	8,389,371.33	59,529,212.87	0
13	25-Dec-06	7,789,122.11	337,183.38	8,126,305.49	51,740,090.76	0
14	25-Jan-07	7,595,012.39	302,891.23	7,897,903.63	44,145,078.37	0
15	25-Feb-07	7,405,860.34	258,478.75	7,664,339.10	36,739,218.03	0
16	25-Mar-07	7,221,537.93	194,312.50	7,415,850.43	29,517,680.10	0
17	25-Apr-07	7,041,920.45	172,898.34	7,214,818.78	22,475,759.65	0
18	25-May-07	6,866,886.42	127,422.57	6,994,308.99	15,608,873.23	0
19	25-Jun-07	6,696,317.52	91,468.52	6,787,786.04	8,912,555.71	0
20	25-Jul-07	6,530,098.50	50,544.59	6,580,643.09	2,382,457.20	0
21	25-Aug-07	2,382,457.20	13,964.15	2,396,421.35	0	0

Accum Princ Writedown	Gross Writedown	Accum Gross Writedown	Accrued Interest
	0		8,319,510.44
0	0	0	0
0	0	0	165,425.67
0	0	0	755,751.18
0	0	0	740,210.68
0	0	0	652,562.24
0	0	0	701,273.52
0	0	0	657,010.34
0	0	0	636,322.67
0	0	0	576,236.43
0	0	0	551,707.86
0	0	0	498,716.84
0	0	0	434,078.57
0	0	0	401,050.40
0	0	0	337,183.38
0	0	0	302,891.23
0	0	0	258,478.75
0	0	0	194,312.50
0	0	0	172,898.34
0	0	0	127,422.57
0	0	0	91,468.52
0	0	0	50,544.59
0	0	0	13,964.15

Interest Shortfall	Accum Interest Shortfall	Couponcap Shortfall	Couponcap Accum Shortfall
0		0
0	0	0	0
0	0	0	0
0	0	0	0
0	0	0	0
0	0	0	0
0	0	0	0
0	0	0	0
0	0	0	0
0	0	0	0
0	0	0	0
0	0	0	0
0	0	0	0
0	0	0	0
0	0	0	0
0	0	0	0
0	0	0	0
0	0	0	0
0	0	0	0
0	0	0	0
0	0	0	0
0	0	0	0
0	0	0	0

Couponcap Shortfall Payback	Capped Optimal Interest	Coupon	Effective Coupon	Couponcap Rate	Credit Support	LIBOR_1MO
0	8,319,510.44
0	0				0
0	165,425.67	4.35	4.35	12.54274	24.6	4.22
0	755,751.18	6.5705	6.5705	8.94762	24.85	6.4405
0	740,210.68	6.6335	6.6335	9.0202	25.15	6.5035
0	652,562.24	6.715	6.715	9.85308	25.5	6.585
0	701,273.52	6.8055	6.8055	9.21722	25.9	6.6755
0	657,010.34	6.9307	6.9307	9.58759	26.35	6.8007
0	636,322.67	6.891	6.891	9.33283	26.87	6.761
0	576,236.43	6.9066	6.9066	9.59747	27.45	6.7766
0	551,707.86	6.9315	6.9315	9.41037	28.1	6.8015
0	498,716.84	6.8784	6.8784	9.37754	28.8	6.7484
0	434,078.57	6.8801	6.8801	9.63528	29.52	6.7501
0	401,050.40	6.898	6.898	9.44344	30.25	6.768
0	337,183.38	6.797	6.797	9.59759	31	6.667
0	302,891.23	6.7983	6.7983	9.38853	31.77	6.6683
0	258,478.75	6.7996	6.7996	9.41367	32.56	6.6696
0	194,312.50	6.8001	6.8001	10.19725	33.37	6.6701
0	172,898.34	6.8022	6.8022	9.46758	34.19	6.6722
0	127,422.57	6.8032	6.8032	9.7315	35.04	6.6732
0	91,468.52	6.8052	6.8052	9.52307	35.9	6.6752
0	50,544.59	6.8054	6.8054	9.78876	36.79	6.6754
0	13,964.15	6.8066	6.8066	9.57947	100	6.6766

Disclaimer

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-5 Marketing - CashflowsAV2-1

Assumptions

Forward LIBOR + 100 bps

Prepay Assumption: Prepay Vector 2

No Losses

Period	Date	Principal	Interest	Cash Flow	Balance	Princ Writedown
Total		136,904,000.00	8,231,410.35	145,135,410.35		0
0	15-Dec-05	0	0	0	136,904,000.00	0
1	25-Dec-05	3,011,240.93	165,425.67	3,176,666.59	133,892,759.07	0
2	25-Jan-06	3,514,610.53	642,259.39	4,156,869.92	130,378,148.54	0
3	25-Feb-06	4,009,595.42	632,473.45	4,642,068.87	126,368,553.13	0
4	25-Mar-06	4,497,463.64	561,708.22	5,059,171.86	121,871,089.49	0
5	25-Apr-06	4,976,264.68	609,255.58	5,585,520.26	116,894,824.81	0
6	25-May-06	5,444,053.11	577,723.45	6,021,776.56	111,450,771.70	0
7	25-Jun-06	5,898,900.99	565,368.09	6,464,269.09	105,551,870.70	0
8	25-Jul-06	6,338,910.61	519,543.90	6,858,454.51	99,212,960.10	0
9	25-Aug-06	6,762,108.59	506,748.11	7,268,856.69	92,450,851.51	0
10	25-Sep-06	7,044,000.90	467,982.10	7,511,983.00	85,406,850.61	0
11	25-Oct-06	6,872,867.41	418,500.69	7,291,368.10	78,533,983.20	0
12	25-Nov-06	6,736,421.07	398,861.01	7,135,282.08	71,797,562.13	0
13	25-Dec-06	6,602,723.24	346,842.06	6,949,565.30	65,194,838.89	0
14	25-Jan-07	6,471,718.07	325,516.56	6,797,234.64	58,723,120.82	0
15	25-Feb-07	6,343,350.85	293,269.14	6,636,619.99	52,379,769.96	0
16	25-Mar-07	6,217,567.98	236,295.04	6,453,863.02	46,162,201.98	0
17	25-Apr-07	6,094,316.95	230,642.00	6,324,958.95	40,067,885.04	0
18	25-May-07	5,973,546.32	193,768.29	6,167,314.61	34,094,338.72	0
19	25-Jun-07	5,855,205.72	170,434.95	6,025,640.67	28,239,133.00	0
20	25-Jul-07	5,739,245.79	136,616.22	5,875,862.01	22,499,887.20	0
21	25-Aug-07	5,625,618.19	112,502.31	5,738,120.50	16,874,269.02	0
22	25-Sep-07	9,584,354.35	84,390.94	9,668,745.29	7,289,914.66	0
23	25-Oct-07	7,289,914.66	35,283.19	7,325,197.85	0	0

Accum Princ Writedown	Gross Writedown	Accum Gross Writedown	Accrued Interest
	0		8,231,410.35
0	0	0	0
0	0	0	165,425.67
0	0	0	642,259.39
0	0	0	632,473.45
0	0	0	561,708.22
0	0	0	609,255.58
0	0	0	577,723.45
0	0	0	565,368.09
0	0	0	519,543.90
0	0	0	506,748.11
0	0	0	467,982.10
0	0	0	418,500.69
0	0	0	398,861.01
0	0	0	346,842.06
0	0	0	325,516.56
0	0	0	293,269.14
0	0	0	236,295.04
0	0	0	230,642.00
0	0	0	193,768.29
0	0	0	170,434.95
0	0	0	136,616.22
0	0	0	112,502.31
0	0	0	84,390.94
0	0	0	35,283.19

Interest Shortfall	Accum Interest Shortfall	Couponcap Shortfall	Couponcap Accum Shortfall
0		0
0	0	0	0
0	0	0	0
0	0	0	0
0	0	0	0
0	0	0	0
0	0	0	0
0	0	0	0
0	0	0	0
0	0	0	0
0	0	0	0
0	0	0	0
0	0	0	0
0	0	0	0
0	0	0	0
0	0	0	0
0	0	0	0
0	0	0	0
0	0	0	0
0	0	0	0
0	0	0	0
0	0	0	0
0	0	0	0
0	0	0	0
0	0	0	0

Couponcap Shortfall Payback	Capped Optimal Interest	Coupon	Effective Coupon	Couponcap Rate	Credit Support	LIBOR_1MO
0	8,231,410.35
0	0				0
0	165,425.67	4.35	4.35	12.54274	24.58	4.22
0	642,259.39	5.5705	5.5705	7.94965	24.8	5.4405
0	632,473.45	5.6335	5.6335	8.01967	25.06	5.5035
0	561,708.22	5.715	5.715	8.84876	25.35	5.585
0	609,255.58	5.8055	5.8055	8.2077	25.68	5.6755
0	577,723.45	5.9307	5.9307	8.57113	26.05	5.8007
0	565,368.09	5.891	5.891	8.30943	26.47	5.761
0	519,543.90	5.9066	5.9066	8.56515	26.93	5.7766
0	506,748.11	5.9315	5.9315	8.36762	27.45	5.8015
0	467,982.10	5.8784	5.8784	8.32444	28	5.7484
0	418,500.69	5.8801	5.8801	8.56925	28.56	5.7501
0	398,861.01	5.898	5.898	8.3649	29.14	5.768
0	346,842.06	5.797	5.797	8.51007	29.73	5.667
0	325,516.56	5.7983	5.7983	8.28929	30.33	5.6683
0	293,269.14	5.7996	5.7996	8.30207	30.94	5.6696
0	236,295.04	5.8001	5.8001	9.07045	31.56	5.6701
0	230,642.00	5.8022	5.8022	8.33036	32.19	5.6722
0	193,768.29	5.8032	5.8032	8.58019	32.84	5.6732
0	170,434.95	5.8052	5.8052	8.3594	33.5	5.6752
0	136,616.22	5.8054	5.8054	8.61027	34.17	5.6754
0	112,502.31	5.8066	5.8066	8.38842	34.86	5.6766
0	84,390.94	5.8078	5.8078	8.40373	36.11	5.6778
0	35,283.19	5.808	5.808	8.9375	100	5.678

Disclaimer

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-5 Marketing - CashflowsAV2-1

Assumptions

Forward LIBOR + 200 bps

Prepay Assumption: Prepay Vector 2

No Losses

Period	Date	Principal	Interest	Cash Flow	Balance	Princ Writedown
Total		136,904,000.00	9,620,685.63	146,524,685.63		0
0	15-Dec-05	0	0	0	136,904,000.00	0
1	25-Dec-05	3,011,240.93	165,425.67	3,176,666.59	133,892,759.07	0
2	25-Jan-06	3,514,610.53	757,555.93	4,272,166.46	130,378,148.54	0
3	25-Feb-06	4,009,595.42	744,743.52	4,754,338.94	126,368,553.13	0
4	25-Mar-06	4,497,463.64	659,994.87	5,157,458.51	121,871,089.49	0
5	25-Apr-06	4,976,264.68	714,200.13	5,690,464.81	116,894,824.81	0
6	25-May-06	5,444,053.11	675,135.80	6,119,188.91	111,450,771.70	0
7	25-Jun-06	5,898,900.99	661,339.59	6,560,240.58	105,551,870.70	0
8	25-Jul-06	6,338,910.61	607,503.79	6,946,414.40	99,212,960.10	0
9	25-Aug-06	6,762,108.59	592,181.49	7,354,290.08	92,450,851.51	0
10	25-Sep-06	7,044,000.90	547,592.56	7,591,593.46	85,406,850.61	0
11	25-Oct-06	6,872,867.41	489,673.06	7,362,540.47	78,533,983.20	0
12	25-Nov-06	6,736,421.07	466,487.50	7,202,908.56	71,797,562.13	0
13	25-Dec-06	6,602,723.24	406,673.36	7,009,396.60	65,194,838.89	0
14	25-Jan-07	6,471,718.07	381,656.56	6,853,374.64	58,723,120.82	0
15	25-Feb-07	6,343,350.85	343,836.27	6,687,187.12	52,379,769.96	0
16	25-Mar-07	6,217,567.98	277,034.86	6,494,602.84	46,162,201.98	0
17	25-Apr-07	6,094,316.95	270,392.79	6,364,709.74	40,067,885.04	0
18	25-May-07	5,973,546.32	227,158.20	6,200,704.52	34,094,338.72	0
19	25-Jun-07	5,855,205.72	199,793.96	6,054,999.68	28,239,133.00	0
20	25-Jul-07	5,739,245.79	160,148.83	5,899,394.62	22,499,887.20	0
21	25-Aug-07	5,625,618.19	131,877.21	5,757,495.40	16,874,269.02	0
22	25-Sep-07	9,584,354.35	98,921.56	9,683,275.91	7,289,914.66	0
23	25-Oct-07	7,289,914.66	41,358.12	7,331,272.78	0	0

Accum Princ Writedown	Gross Writedown	Accum Gross Writedown	Accrued Interest
	0		9,620,685.63
0	0	0	0
0	0	0	165,425.67
0	0	0	757,555.93
0	0	0	744,743.52
0	0	0	659,994.87
0	0	0	714,200.13
0	0	0	675,135.80
0	0	0	661,339.59
0	0	0	607,503.79
0	0	0	592,181.49
0	0	0	547,592.56
0	0	0	489,673.06
0	0	0	466,487.50
0	0	0	406,673.36
0	0	0	381,656.56
0	0	0	343,836.27
0	0	0	277,034.86
0	0	0	270,392.79
0	0	0	227,158.20
0	0	0	199,793.96
0	0	0	160,148.83
0	0	0	131,877.21
0	0	0	98,921.56
0	0	0	41,358.12

Interest Shortfall	Accum Interest Shortfall	Couponcap Shortfall	Couponcap Accum Shortfall
0		0
0	0	0	0
0	0	0	0
0	0	0	0
0	0	0	0
0	0	0	0
0	0	0	0
0	0	0	0
0	0	0	0
0	0	0	0
0	0	0	0
0	0	0	0
0	0	0	0
0	0	0	0
0	0	0	0
0	0	0	0
0	0	0	0
0	0	0	0
0	0	0	0
0	0	0	0
0	0	0	0
0	0	0	0
0	0	0	0
0	0	0	0
0	0	0	0

Couponcap Shortfall Payback	Capped Optimal Interest	Coupon	Effective Coupon	Couponcap Rate	Credit Support	LIBOR_1MO
0	9,620,685.63
0	0				0
0	165,425.67	4.35	4.35	12.54274	24.58	4.22
0	757,555.93	6.5705	6.5705	8.9458	24.8	6.4405
0	744,743.52	6.6335	6.6335	9.01546	25.06	6.5035
0	659,994.87	6.715	6.715	9.84401	25.35	6.585
0	714,200.13	6.8055	6.8055	9.20245	25.68	6.6755
0	675,135.80	6.9307	6.9307	9.56498	26.05	6.8007
0	661,339.59	6.891	6.891	9.30228	26.47	6.761
0	607,503.79	6.9066	6.9066	9.55671	26.93	6.7766
0	592,181.49	6.9315	6.9315	9.35778	27.45	6.8015
0	547,592.56	6.8784	6.8784	9.31293	28	6.7484
0	489,673.06	6.8801	6.8801	9.55567	28.56	6.7501
0	466,487.50	6.898	6.898	9.34926	29.14	6.768
0	406,673.36	6.797	6.797	9.49229	29.73	6.667
0	381,656.56	6.7983	6.7983	9.26946	30.33	6.6683
0	343,836.27	6.7996	6.7996	9.28011	30.94	6.6696
0	277,034.86	6.8001	6.8001	10.04632	31.56	6.6701
0	270,392.79	6.8022	6.8022	9.30437	32.19	6.6722
0	227,158.20	6.8032	6.8032	9.55206	32.84	6.6732
0	199,793.96	6.8052	6.8052	9.32926	33.5	6.6752
0	160,148.83	6.8054	6.8054	9.578	34.17	6.6754
0	131,877.21	6.8066	6.8066	9.35415	34.86	6.6766
0	98,921.56	6.8078	6.8078	9.36737	36.11	6.6778
0	41,358.12	6.808	6.808	9.67952	100	6.678

Disclaimer

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.